1 1 Mining the Past…Powering the Future April 7, 2008 Howard Weil 36th Annual Energy Conference New Orleans, LA Exhibit 99.1

Statements in this presentation which are not statements of historical fact are
“forward-looking statements” within the “safe harbor” provision of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, Foundation Coal Holdings, Inc. at the time this presentation was made. Although Foundation Coal Holdings, Inc. believes that the assumptions underlying such statements are reasonable, it can give no assurance that they will be attained. Factors that could cause actual results to differ materially from expectations include the risks detailed under the section
“Risk Factors” in the company’s Form 10-K filed with the Securities and
Exchange Commission.
Also, this presentation contains certain financial measures, such as EBITDA.
As required by Securities and Exchange Commission Regulation G, reconciliations of these measures to figures reported in Foundation Coal’s consolidated financial statements are provided in the company’s annual and quarterly earnings releases.
FORWARD-LOOKING STATEMENTS AND
RECONCILIATION OF NON-GAAP MEASURES

PRESENTATION OVERVIEW
Industry Overview
Global Demand Growth
U.S. Market Projections
Foundation Coal Investment Highlights
Strong Safety Record
Attractive Asset Base
Positive Outlook for Organic Growth
Significant Leverage to Rising Price Environment
Track Record of Financial Performance
Summary

WORLD ENERGY CONSUMPTION EXPECTED TO
INCREASE DRAMATICALLY
Source: Energy Information Administration, International Energy Outlook 2007
Economic & population growth expected to drive energy consumption up 57% by 2030
Coal demand is expected to increase 72% from 2004 to 2030
Demand is expected to grow 132% in China, and 87% in India, from 2004 to 2030
Together, China and India accounted for 42% of 2004 demand, rising to 54% by 2030
(contributing 71% of all growth)
World Primary Energy Consumption
0
100
200
300
400
500
600
700
800
2004 2010 2015 2020 2025 2030
Petroleum Natural Gas Coal Nuclear Other

CATALYSTS DRIVING THE MARKET
Current Market Fundamentals
• Favorable US currency
• Relatively high natural gas prices
• Favorable ocean freight rates
• Close to normal domestic stockpiles
• Lead time to increase U.S. production
Recent Events Have Accelerated International Market Tightness
• China – Projected net importer beginning in 2008
• China – Curtailed coal exports through February/March
• India – Utility stockpiles low
• Venezuela – State-ordered contract re-pricing
• Australia – January/February monsoons resulted in multiple force majeures
• South Africa – Production issues, low utility inventories & power outages

Global Coal Flows Beyond 2007

Decreasing Trend
Increasing Trend
USA
Europe
Asia
China
South America
South Africa
Australia

Source:
Calyon Securities (USA) Inc.

IMPACT OF INCREASING GLOBAL DEMAND
Asian demand is key
Asia naturally draws from Australia, but export growth is overwhelming infrastructure
Asia now drawing thermal coal from South Africa, historically a supplier for Europe
Europe is relying increasingly on coal from the Americas
U.S. exports in 2007 were 59.1mm tons, a 19%
increase YOY
U.S. exports should rise, tightening supply: 75-80mm tons projected in 2008
Source: Simmons & Company International Research and Various News Reports

■

■

Billion KWh
U.S. Coal Demand (Billions of Tons)
U.S. coal demand expected to rise
to 1.7 billion tons per year by 2030

U.S. ELECTRICITY GENERATION
Source: DOE and Energy Information Administration, Annual Energy Outlook 2007, Reference Case
Coal now provides 50% of electricity generation in the U.S., anticipated to increase to approximately 60% in 2030
U.S. coal demand is expected to rise from 1.1 billion tons per year today to approximately 1.7 billion tons per year in 2030
0
500
1,000
1,500
2,000
2,500
3,000
3,500
2005 2010 2015 2020 2025 2030
0.75
1.00
1.25
1.50
1.75
2.00
Coal Nuclear Natural Gas Petroleum Renewables U.S. Coal Demand
U.S. Electricity Generation by Source
+62%

Source: United States Department of Energy, National Energy Technology Laboratory, “Tracking New Coal-Fired Power Plants”, December 2007
U.S. COAL-FIRED GENERATION GROWTH
Despite the cancellation or postponement of some projects, the U.S. is experiencing the largest expansion of coal-fired generation in 25 years
47 projects, representing over 23GWs of new generation and 70 – 80 million tons of new annual coal demand, are moving forward
200 - 220 million 65,560 114 TOTAL
42,394 67
Announced (uncertain potential and timing)
70 - 80 million 23,166 47 SUBTOTAL
6,422 13
Permitted
1,859 6
Near Construction
14,885 28
Under Construction
Consumption (Tons) Capacity (MW) Number of Plants
Implied Annual December 2007 Report

PRICES HAVE INCREASED IN ALL REGIONS
Northern Appalachia (NAPP)
More scrubbers
Increasing exports (crossover Pittsburgh #8)
Lead times for production expansion
Coal inventories at utilities served by NAPP
Central Appalachia (CAPP)
Regulation threatens to impede future production
Strong worldwide demand for met coal
Powder River Basin (PRB)
Most new coal-fired generation under construction is
in the Midwest and West
Western coal reaching wider market in part due to the
pull of Eastern coal exports
PRB prices tend to follow and lag Eastern coal
prices—beginning to show strength
19
34
34
10
16
0
6
12
18
24
30
36
2008 2009 2010 2011 2012
Newly Scrubbed Capacity (GWs)
coal currently well below the 5-year average

10 FOUNDATION COAL OVERVIEW

Incident Rate
Air Transportation
Nursing Homes
Hospitals
Transportation & Warehousing
Manufacturing
Construction
Agriculture, Forestry & Fishing
Retail Trade
Coal Mining
FCL 2007
Financial Activities

11 A COMMITMENT TO SAFETY Incident Rates of Non-Fatal Occupational Injuries by Industrial Category Source: Bureau of Labor Statistics, 2006; Foundation Coal 2007 0 2 4 6 8 10 12

Headquarters
Baltimore, MD
Notes: Shipments, sales, average realization for the twelve months ended 12/31/07, reserve figures as of 2/25/08.
(1) Shipments, sales, and average realization include tons that were purchased and resold.
(2) Includes Illinois Basin
Powder River Basin (PRB)
Production Capacity (tons MM) 55.0
LTM Shipments (tons MM) 51.6
LTM Sales ($ MM) $468.9
LTM Avg. Realization ($/Ton) $9.08
Reserves (tons MM) 844
Btu Low
Sulfur Content Compliance
Central Appalachia (CAPP)
Production Capacity (tons MM) 7.0
LTM Shipments (tons MM) 8.5
LTM Sales ($ MM) $446.2
LTM Avg. Realization ($/Ton) $52.60
Reserves (tons MM) 191
Btu High
Sulfur Content Compliance & Low
Northern Appalachia (NAPP)
Production Capacity (tons MM) 14.0
LTM Shipments (tons MM) 13.0
LTM Sales ($ MM) $521.6
LTM Avg. Realization ($/Ton) $40.14
Reserves (tons MM) 742
Btu High
Sulfur Content Medium
Production Capacity (tons MM) 76.0
LTM Shipments
1,2
(tons MM) 73.6
LTM Sales
1,2
($ MM) $1,453
LTM Avg. Realization
1,2
($/Ton) $19.74
Reserves² (tons MM) 1,840
Illinois Basin
Reserves ~ 65 MM tons
DIVERSIFIED OPERATIONS

Belle Ayr     LBA
Eagle Butte LBA
Phase III (2011)
Phase I & II
(completed 2006-2007)
Wyoming Operations
Powder River Basin
Powder River Basin
$180 Million 2008 Sale (Successful) 255 Million Tons
~ $100 Million 65 MTPY 10
Cost of Expansion Annual Capacity Expansion (MM tons/yr)
200 Million Tons
10
?? 2009 Sale
55 MTPY
Harts Creek
Mine
Central Appalachia
Central Appalachia
~ 64 Million
Current Reserve (tons) Capital Expenditure Annual Production
~ $120 Million 2 MTPY (New)
Freeport (Steam/Met)
Foundation
Mine
Northern Appalachia
Northern Appalachia
~ $400 Million 7 – 14 MTPY (potential 21) ~ 420 Million
~ 68 Million
Current Reserve (tons) Capital Expenditure Annual Production
~ $300 Million 2 – 3 MTPY (New)
FUTURE PRODUCTION POTENTIAL

RECENT SALES ACTIVITY REFLECTIVE OF
CURRENT MARKET TIGHTNESS
Significant RFP activity during 1Q08 among Eastern utilities
Customers signing long-term contracts, especially in the East
Strong $200+ spot pricing realized on limited volume of CAPP met coal during 1Q08
Modest volume of Northern Appalachian Pittsburgh #8 seam
coal sold into met market during 1Q08
Significant increase in international requests for met coal
during 1Q08
Evidence of supply shortage on the Norfolk Southern
Uptick in PRB test burns

PROVEN MARKET STRATEGY PROVIDES
OPPORTUNITY IN RISING PRICE ENVIRONMENT
*   Midpoint of 2/14/08 coal shipment guidance
Foundation is poised to benefit from significant open positions in
2009 and 2010, particularly in the East, relative to the peer group
52.5MM* 55MM* 55MM*
West (Powder River Basin)
Avg. realization** $9.95 $10.18
$10.55
50
(95%)
3
(5%)
43
(78%)
12
(22%)
25
(45%)
30
(55%)
0
10
20
30
40
50
60
2008 2009 2010
Priced Tons Unpriced Tons
Avg. realization** $46.99
22MM* 21MM* 21MM*
East (Central & Northern App.)
$44.62 $47.24
20
(91%)
2
(9%)
9
(42%)
12
(58%)
2
(10%)
19
(90%)
0
5
10
15
20
25
2008 2009 2010
Priced Tons Unpriced Tons
** Average realization per ton for priced tons

UNPRICED TONS & RECENT SPOT PRICES
Note: recent prices as reported in Platts Coal Trader
$12
$75
$85
$140+
$0
$50
$100
$150
PRB 8400 NAPP Steam CAPP Steam Capp Met
Recent Spot Prices Per Ton
•
Significant unpriced tons in 2009 and 2010 enable FCL to benefit from the strong pricing environment
•
Most unpriced tons are uncommitted and open to pricing at today’s market
•
For comparative purposes, priced tons in the East in 2009 & 2010 carry embedded average realizations per ton in the $45 - $47 range
2.6
2.0
12.1
12.2
30.3
18.9
0
12
24
36
2008 2009 2010
Unpriced Tons by Year
West (PRB) East (Central & Northern App.)

SIGNIFICANT EBITDA OPPORTUNITY
Tremendous EBITDA potential exists assuming all unpriced and uncommitted tons are able to be contracted at current prices
At current prices, NAPP conceptually has substantial upside
NAPP CAPP
PRB
Note: 2007 amounts reflect adjusted EBITDA as defined in our bank credit agreement for all production regions, but do not include the adjusted EBITDA impact of the “other” segment.
Hashed sections represent likely
ranges of possible outcomes
175
60
133
$0
$100
$200
$300
$400
$500
$600
2007 Adjusted EBITDA 2010 Potential

$994.7
$1,316.9
$1,470.3
$1,489.7
$1,595 - $1,650

$152.6
$309.6
$311.7
$307.5
$335 - $385

63.5
68.8
73.9
73.6
73.3 - 75.8

Total Debt
$685
$635
$627
$600
Debt to Adjusted EBITDA

0
250
500
750
1,000
1,250
1,500
1,750
2004 2005 2006 2007 2008
0
100
200
300
400
2004 2005 2006 2007 2008
Notes: In millions, except percentage increases and debt to adjusted EBITDA ratios
2004 data on a non-GAAP combined basis
2005-07 data reflect results for successor company
2008 data per 2/14/08 guidance
Percentage increases based on mid-point of 2/14/08 guidance
Revenues Adjusted EBITDA
0
10
20
30
40
50
60
70
80
2004 2005 2006 2007 2008
Coal Shipments (tons)
4.5
2.1
2.0 2.0
540
560
580
600
620
640
660
680
700
Q4 04 Q4 05 Q4 06 Q4 07
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
Debt Repayment
+ 63%
+ 136%
+ 17%
KEY PERFORMANCE HIGHLIGHTS

INDUSTRY-LEADING MARGINS
Calendar Year 2007
20.9%
20.6%
19.5%
17.6%
14.4%
12.5%
0
5
10
15
20
25
30
A FCL C B D* E
Adjusted EBITDA to Revenue Margin—FCL vs. Peers
Note: * Excludes margin from non-coal related core assets
Source: Public company filings and press releases; EBITDA adjusted for unusual and one-time items
Three-Year Average (2005-07)
21.7%
20.5%
17.8%
17.5%
15.0%
13.2%
0
5
10
15
20

FCL A B C D* E

20
SUMMARY OF INVESTMENT HIGHLIGHTS
Excellent Industry Position
Among the largest producers – fourth by volume
Nationally diversified
–
only producer with a major presence in NAPP & PRB
Strong Financial Performance
Consistent out-performance: leading adjusted EBITDA margins
2007 adjusted EBITDA in-line with beginning-of-year guidance
Low 2.0x debt/Adjusted EBITDA ratio provides significant financial flexibility
Current Strategy
Continuing to execute our successful marketing strategy--leveraging our significant
2009 & 2010 unpriced positions
Delivering future growth by:
Expanding production in 2008 in the high margin NAPP region
Growing organic production approximately 20% near-term, with opportunities for increased met production and export
Selectively pursuing growth through acquisition
Managing our costs to maintain our position as a low-cost provider
Attractive Valuation*
2009 EV/EBITDA of 6.0x for FCL versus 8.0x for other companies producing greater than 50 million tons per year
* Calculated using FirstCall consensus 2009 EBITDA estimates and enterprise values based on April 2, 2008 closing prices.

Mining the Past…Powering the Future